SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                                 March 15, 2004
                Date of Report (date of earliest event reported)


                         NATURAL GAS SERVICES GROUP, INC
             (Exact name of registrant as specified in its charter)


          Colorado                       1-31398                 75-2811855
----------------------------      --------------------       -------------------
(State or other jurisdiction      (Commision File No.)       (I. R. S. Employer
     of incorporation)                                       Identification No.)



2911 SCR 1260, Midland, Texas                                        79706
-----------------------------                                -------------------
(Address of principal executive offices)                          (Zip Code)


                                 (432) 563-3974
              (Registrant's telephone number, including area code)

Item 5.  OTHER EVENTS

On March 15, 2004, Wayne L. Vinson, our President and Chief Executive Officer and a member of our Board of Directors, passed away after a battle with lung cancer. Wallace C. Sparkman, a member of our Board of Directors and one of our founders, has been appointed by our Board of Directors as the interim President and Chief Executive Officer to handle our day to day business matters. Our Board of Directors has scheduled a meeting to appoint a new President and Chief Executive Officer.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: March 16, 2004                  NATURAL GAS SERVICES GROUP, INC.


                                            By: /s/ Earl R. Wait
                                            --------------------
                                            Earl R. Wait, CFO